Exhibit 99.1

Lipella Pharmaceuticals Announces Delisting from Nasdaq Capital Market

PITTSBURGH, PA – June 20, 2025 – Lipella Pharmaceuticals Inc. (“Lipella” or the “Company”), a clinical-stage biotechnology company focused on developing therapies for diseases with significant unmet needs, today announced that the Nasdaq Hearings Panel has determined to delist the Company’s common stock from The Nasdaq Capital Market. Trading in the common stock was suspended at the open of business today.

The delisting follows Nasdaq’s determination that certain private placement transactions completed between December 2024 and March 2025 did not comply with Listing Rules 5100 (Public Interest Concern), 5635 (Shareholder Approval), and 5640 (Voting Rights). Specifically, Nasdaq cited the issuance of Series C voting convertible preferred stock and warrants to the Company’s placement agent and advisor to those transactions, as having been structured in a way that triggered these rule violations.

The Company was notified by the Hearings Panel of its determination to delist the Company’s common stock effective today. Lipella is disappointed by this decision—particularly in light of the fact that it was taking immediate steps to obtain stockholder approval and address the concerns raised by Nasdaq.

Lipella remains operationally sound, and its business fundamentals are intact. The Company is executing on its strategic and clinical development plans, including continued advancement of its lead product candidates LP-10 for hemorrhagic cystitis and LP-310 for oral lichen planus.

In parallel, Lipella is actively exploring other markets to list its common stock and is committed to relisting its shares on a trading venue that provides the best possible liquidity and access for investors. The Company’s common stock is currently quoted on the OTC Markets under the symbol “LIPO.”

“We acknowledge Nasdaq’s decision and are focused on taking swift, constructive steps accordingly,” said Dr. Jonathan Kaufman, Chief Executive Officer of Lipella. “Our commitment to our shareholders, our mission, and our clinical goals has not changed.”

The Company remains a reporting company under the Securities Exchange Act of 1934 and will continue to file periodic reports and disclosures with the U.S. Securities and Exchange Commission. Lipella will keep its stockholders informed of all material developments as it continues to assess its options.

About Lipella Pharmaceuticals Inc.

Lipella Pharmaceuticals is a clinical-stage biotechnology company focused on developing new drugs by reformulating active agents in existing generic drugs and optimizing these reformulations for new applications. Lipella targets diseases with significant unmet needs, where no approved drug therapies currently exist. The company completed its initial public offering in 2022. Learn more at lipella.com and follow us on X and LinkedIn.

Forward-Looking Statements

This press release includes certain "forward-looking statements." All statements, other than statements of historical fact, included in this press release regarding, among other things, our strategy, including with respect to the Company’s exploration of all markets and its commitment to list its common stock, future operations, financial position, prospects, clinical trials, regulatory approvals, pipeline and opportunities, sources of growth, successful implementation of our proprietary technology, plans and objectives are forward-looking statements. Forward-looking statements can be identified by words such as "may," "will," "could," "continue," "would," "should," "potential," "target," "goal," "anticipates," "intends," "plans," "seeks," "believes," "estimates," "predicts," "expects," "projects" and similar references to future periods. Forward-looking statements are based on our current expectations and assumptions regarding future events and financial trends that we believe may affect among other things, market and other conditions, our financial condition, results of operations, business strategy, short- and long-term business operations and objectives, and financial needs. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. There are risks, uncertainties and other factors, both known and unknown, that could cause actual results to differ materially from those in the forward-looking statements which include, but are not limited to, general capital market risks, regional, national or global political, economic, business, competitive, market and regulatory conditions, and other risks that may be included in the periodic reports and other filings that the Company files from time to time with the U.S. Securities and Exchange Commission. Any forward-looking statement made by us is based upon the reasonable judgment of our management at the time such statement is made and speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable law. Nothing contained herein is, or shall be relied upon as, a promise or representation as to the past or future. In addition, the information contained in this press release is as of the date hereof, and the Company has no obligation to update such information, including in the event that such information becomes inaccurate. You should not construe the contents of this press release as legal, tax and financial advisors as to legal and related matters concerning the matters described herein.

CONTACT:

Jonathan Kaufman

Chief Executive Officer

Lipella Pharmaceuticals Inc.

Info@Lipella.com

1-412-894-1853

PCG Advisory

Jeff Ramson

jramson@pcgadvisory.com